UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2021

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 30, 2021, Catalent, Inc. (the “Company”) issued an earnings release setting forth the Company’s fourth quarter ended June 30, 2021 financial results. The earnings release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 2.02 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On August 30, 2021, the Company issued a press release announcing the Bettera Acquisition (as defined in Item 8.01 below). A copy of the press release is furnished as Exhibit 99.2 hereto and is hereby incorporated by reference into this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, Exhibit 99.2 and the information contained in this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On August 29, 2021, Catalent Pharma Solutions, Inc. (“Operating Company”), a Delaware corporation and a wholly owned subsidiary of the Company, entered into a Membership Interest Purchase Agreement (the “Acquisition Agreement”) with Bettera Holdings, LLC, a Delaware limited liability company (“Bettera”), the members of Bettera (the “Sellers”), and Highlander Partners Candy, LLC, in its capacity as the Representative (as defined in the Acquisition Agreement).

Pursuant to the terms and conditions of the Acquisition Agreement, at the closing, Operating Company will acquire 100% of the outstanding equity interests of Bettera for an aggregate nominal purchase price of approximately $1.0 billion in cash (the “Bettera Acquisition”), subject to customary adjustments. The Bettera Acquisition is expected to close in the second quarter of the Company’s fiscal 2022, subject to customary closing conditions. The Acquisition Agreement contains customary representations, warranties, and covenants of the parties. Operating Company expects to finance the Bettera Acquisition and related costs, fees, and expenses with cash on hand, existing credit facilities and, depending on market conditions, new debt financing. The closing of the Bettera Acquisition is not contingent on any financing activity.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The Acquisition Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about the Company or Bettera, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Bettera Acquisition, or the other transactions contemplated by the Acquisition Agreement. The Acquisition Agreement and this summary should not be relied upon as disclosure about the Company or Bettera. No third party should rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or conditions of the Company, Bettera, or any of their respective subsidiaries or affiliates. The Acquisition Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the Acquisition Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Other than the Acquisition Agreement, there is no material relationship between the Company or its affiliates and Bettera.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the expected consummation of the acquisition of Bettera. These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe the Company’s objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: the current or future effects of the COVID-19 pandemic on the Company’s or its clients’ or suppliers’ businesses, participation in a highly competitive market and increased competition may adversely affect the Company’s business; demand for the Company’s offerings which depends in part on its customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect the Company’s results of operations, financial condition, liquidity, and cash flows; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on the business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political, and regulatory risks to the Company’s operations; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks, and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products the Company manufactures, including active pharmaceutical ingredients, excipients, purchased components, and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar against other currencies; adverse tax legislative or regulatory initiatives or challenges or adjustments to the Company’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisition, including the pending Bettera Acquisition, or other transaction that may complement or expand the business of the Company or divestment of non-strategic businesses or assets and difficulties in successfully integrating acquired businesses and realizing anticipated benefits of such acquisitions; risks associated with timely and successfully completing, and correctly anticipating the future demand predicted for, capital expansion projects at the Company’s existing facilities; offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health, and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations or labor difficulties, which could increase costs or result in operational disruptions; additional cash contributions required to fund the Company’s existing pension plans; substantial leverage resulting in the limited ability of the Company to raise additional capital to fund operations and react to changes in the economy or in the industry; exposure to interest rate risk to the extent of the Company’s variable rate debt and preventing the Company from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021, filed August 30, 2021 with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or as of the date they are made, and the Company does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

d.	Exhibits. The following exhibits are included as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, dated August 29, 2021, by and among Catalent Pharma Solutions, Inc., Bettera Holdings, LLC, the members of Bettera Holdings, LLC, and Highlander Partners Candy, LLC.

99.1	Earnings release, dated August 30, 2021, issued by Catalent, Inc.

99.2	Press release, dated August 30, 2021, issued by Catalent, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC. A list identifying the contents of all omitted exhibits and schedules can be found in Exhibit 2.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

Date: August 30, 2021	By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President, General Counsel, and Secretary

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